Exhibit 99.1
Management Presentation September 2010

Safe Harbor Statements In addition to our past performance and other historical facts, this presentation contains certain forward-looking information such as our current expectations as to future performance. Such forward-looking information is based on management’s assumptions and analysis that are subject to numerous business risks and uncertainties, including risk and uncertainties that related to acquisitions. There can be no assurance that our assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result, among other things, of the factors detailed from time to time in our filings with the Securities and Exchange Commission. Please refer to the Risk Factors contained in the company’s annual report on Form 10-K for the year ended December 31, 2009. 1 LMI AEROSPACE PROPRIETARY

Senior Management Ronald S. Saks CEO & Director Chief Executive Officer of LMI since 1984 Lawrence E. Dickinson CFO & Secretary Chief Financial Officer of LMI since 1993 2 LMI AEROSPACE PROPRIETARY

Investment Highlights Leading provider of design engineering services, assemblies and components for aerospace and defense markets Well-positioned on key programs with leading OEMs and Tier-1 market participants Favorable long-term industry trends toward outsourcing engineering, production and assembly Broad revenue / customer diversification(1) 32% services, 68% production and assembly 41% large commercial, 24% military, 30% regional and business Near-term growth strategy leverages our existing programs and disciplined M&A approach, while our longer-term growth strategy includes our integrated design-build model Experienced management team with an average of over 20 years experience and strong industry relationships (1) Based on financials for the 6 month period ended June 30, 2010. 3 LMI AEROSPACE PROPRIETARY

Investment Highlights (continued) Proven track record of financial performance Overall 2011 Revenues are expected to be $248 — $265 million Aerostructures: $168 — $178 million Engineering Services: $80 — $88 million Revenue(1) Operating Income(1) (1) 2010E reflects midpoint of Company guidance as of August 6, 2010. 4 LMI AEROSPACE PROPRIETARY

LMI’s Operations In Key 5 LMI AEROSPACE PROPRIETARY

Strong Relationships with OEMs & Tier 1s (1) Acquired by Triumph Group in 2010. 6 LMI AEROSPACE PROPRIETARY

Strategic Initiatives Achieve organic growth within our engineering and manufacturing businesses as well as through new design-build projects Make project management expertise the cornerstone of our competitive advantage Continue to diversify our customers across three major market sectors Pursue strategic acquisitions to build critical mass and capabilities to win larger, more complex projects Provide exemplary customer service Target perfect quality and delivery performance Implement global sourcing strategy to provide value to our customers Continue to invest in training and development of our workforce Goal: Double our size by 2014 and maintain debt to equity ratio less than 1:1 7 LMI AEROSPACE PROPRIETARY

LMI Offers Full Lifecycle Support from Engineering & Design to Assembly & Manufacturing Joint input between LMI and Customer Quote in competition with others Build to print Long-term contracts with customers Customer defines product or project requirements Done together with customer Time and materials billing Testing on fixed price basis 8 LMI AEROSPACE PROPRIETARY

Design-Build Strategy “We will provide integrated aerospace customers through creative and value-driven engineering and manufacturing processes, throughout LMI is positioned as a “turnkey” provider, capitalizing on the accelerating trend of OEMs outsourcing complex aircraft development projects Technical leadership through over 300 highly skilled D3 engineers and 46 Intec technicians New programs expected to require substantial annual investments in engineering and tooling Continue to seek acquisitions to broaden capabilities and support production of larger, complex assemblies 9 LMI AEROSPACE PROPRIETARY

Mitsubishi Regional Jet Tailcone MJET required a supplier with design, tooling and fabrication capabilities Critical Design Review scheduled for 3rd quarter 2010 1st unit to be delivered in 3rd quarter 2011 Engineering and tooling funded through milestone payments 10 LMI AEROSPACE PROPRIETARY

Add New Programs and Market Share Gains Pursue new programs with both new and existing customers Add new programs across Commercial, Military, Regional and Business jet sectors Aerostructures added 2-3 new major programs per year consistently New design-build programs expected to require substantial initial investments in tooling and kitting Satisfy stringent ROI requirement Potential long-term commitment of in-house design resources may be necessary 11 LMI AEROSPACE PROPRIETARY

Growth through Acquisitions Plan to acquire businesses with solid management teams and technical capabilities to continue expanding the complexity of our products Composites and other non-metal products High speed machining Acquisition program from 1998 through 2009 resulted in 8 successfully acquired and integrated businesses Broadened our breadth of engineering and manufacturing capabilities Diversified our markets and programs served 12 LMI AEROSPACE PROPRIETARY

Diversified Revenues Across Aerospace Sectors Disciplined diversification strategy protects LMI from downturns in any single sector 6 Mos — 2010 Aerostructures Revenue 6 Mos — 2010 LMI Revenue Large Commercial Aircraft Military Aircraft Regional and Business Jet Other (1) Sector revenue breakdown based on financials for the 6 month period ended June 30, 2010. 13 LMI AEROSPACE PROPRIETARY

Focus on Diverse Markets Large Commercial Aircraft Global air traffic volumes are expected to reach and return to traditional growth rates in 2010 OEMs have increased planned production rates (737, 747, 777, 787, A320) New fuel-efficient aircraft programs are gaining traction (e.g. 787, A350) with significant backlog Military Aircraft Rotorcraft demand driven by high utilization and aging fleet recovery Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development Expectations for Sikorsky military helicopters to reach 205 units in 2010 Regional and Business Jet Used inventory and pricing levels improving over 2009 bottom High end large cabin market is showing signs of recovery Large cabin Gulfstream deliveries expected to grow to 107 in 2013 from 79 in 2010 Bold indicates LMI program Source: DoD, Industry and Wall Street research 14 LMI AEROSPACE PROPRIETARY

LMI Programs

Key Programs

Large Commercial Aircraft

787



777



767 Winglet Modification



Boeing Structural Design



Military Aircraft

Blackhawk Models



CH-53K



767 Tanker



Sikorsky Cabin Assembly



Regional and Business Jet

G-650



G-550



Fuselage Kit



MJET



LMI Platform

Aerostructures Products

- Wing Skins and Components
- Fuselage Skins and Components
- Leading Edges
- Winglet Leading Edge and Modification Kit
- Structural Sheet Metal and Extruded Components
- Detail Interior Components
- Helicopter Components
- Helicopter Assemblies
- Housings and Assemblies for Gun Turrets

Engineering Services

- Wing/Wingbox Design
- Fuselage/Empennage Design
- Composite Design Expertise
- Weight Improvement Studies
- Tool Design and Fabrication
- Rapid Prototyping and Test
- Avionics and Tactical Software Development
- Winglet Design
- Certification Planning and Support
- Design for Manufacturing Cost

15 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

History of Financial Success Guidance for 2010 ($ in millions) Revenue $233 $242 Gross Profit Margin 23.1% 24.3% SG&A $31.3 $32.2 Interest Expense $0.65 $0.70 Tax Rate 36.5% 36.5% D&A 9.2 9.4 Guidance for 2011 ($ in millions) Revenue $248 $265 (1) 2010E reflects midpoint of Company guidance as of August 6, 2010. 16 LMI AEROSPACE PROPRIETARY

Strong Cash Generation Significant liquidity $80 million revolver with additional $40 million accordion feature Focus on achieving significant free cash flow EBITDA(1) Current Net Debt and Revolver Capacity ($ in millions) 6/30/10 12/31/09 Cash & Equivalents $0.3 — Drawn revolver(2) 4.2 17.0 Net Debt(3) 3.9 17.0 Undrawn revolver(2) 75.8 63.0 (1) 2010E reflects midpoint of Company guidance as of August 6, 2010. EBITDA equals operating income plus depreciation, amortization, stock compensation expense and goodwill impairment. (2) $80 million capacity. Subsequent to the second quarter announced results, the revolving line has been completely repaid. (3) Excludes capital leases and equipment notes. 17 LMI AEROSPACE PROPRIETARY

Investment Highlights Leading provider of design engineering services, assemblies and components for aerospace and defense markets Well-positioned on key programs with leading OEMs and Tier-1 market participants Favorable long-term industry trends toward outsourcing engineering, production and assembly Broad revenue / customer diversification Demonstrated track record of strong financial performance Near-term growth strategy leverages our existing programs and disciplined M&A approach, while our longer-term growth strategy includes our integrated design-build model Experienced management team with an average of over 20 years experience and strong industry relationships 18 LMI AEROSPACE PROPRIETARY